Goldman Sachs Trust

Goldman Sachs Mid Cap Value Fund

Class A, B and C Shares

Institutional Shares
Service Shares

Supplement dated April 8, 2005 to

Prospectuses dated January 1, 2005

The Goldman Sachs Mid Cap Value Fund (the “Fund”) is closing to new investors effective May 13, 2005. Purchases into new accounts will be accepted only through the close of business on May 13, 2005 (the “Closing Date”). After May 13, 2005, purchases into new accounts generally will no longer be accepted.

The following investors may continue to make additional purchases and to reinvest dividends and capital gains into their accounts:

■	Fund shareholders as of the Closing Date; and

■	Certain Qualified Defined Contribution and Benefit Plans (as defined below) making an initial investment of $10 million or less through financial institutions that, as of the Closing Date, have a contractual agreement with Goldman, Sachs & Co. to offer the Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, as well as 403(b) plans and 457 plans.

Once a shareholder closes all accounts in the Fund, additional investments may not be accepted.

Exchanges into the Fund from other Goldman Sachs Funds are not permitted, except for Fund shareholders as of the Closing Date and for Certain Qualified Defined Contribution and Benefit Plans permitted to invest after the Closing Date as discussed above.

The Fund may resume sales of shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts.

Notwithstanding the foregoing, the Goldman Sachs Trust and Goldman, Sachs & Co. reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman, Sachs & Co. will not be liable for any loss resulting from rejected purchase or exchange orders.

MIDCAPSTCK 3-05

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